Exhibit 10.67

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AMENDMENT No. 4

This Amendment No. 4 (the “Amendment”) to the Agreement dated 1 September 2006 by and between

(1)	ASTRAZENECA AB, a company incorporated in Sweden under no. 556011-7482 with offices at S-151 85 Sodertalje, Sweden (“AstraZeneca”); and

(2)	DYNAVAX TECHNOLOGIES CORPORATION, a Delaware corporation with offices at 2929 Seventh Street, Suite 100, Berkeley, California 94710-2753, USA (“Dynavax”)

(the “Agreement”) is made effective as of the 23 day of September 2011 (the “Amendment Effective Date”).

Recitals

WHEREAS, the Research Term has expired and the Joint Research has been completed; and

WHEREAS, under the Agreement AstraZeneca has nominated AZD 1419 as a Lead CD; and

WHEREAS, under the Agreement AstraZeneca has the responsibility, as set forth therein, for Developing Candidate Drugs selected and Commercialising Products and Combination Products and for costs associated with the Development and Commercialisation; and

WHEREAS, in furtherance of the Development of AZD 1419 the Parties have found it preferable that Dynavax carries out a certain portion of the Development, primarily consisting of the Phase I Study and the Phase II a Study, as more closely described and on the terms set forth in this Amendment; and

WHEREAS, the Parties as a consequence desire to further amend, modify and restate certain terms and conditions of the Agreement.

Agreement

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1	Definitions.

Any capitalized term not separately defined in this Amendment shall have the meaning ascribed to it in the Agreement.

2	Modifications

2.1 The following Sections shall be inserted immediately after Section 1.123 of the Agreement as new Sections 1.124 through 1.138.

“1.124	‘AZD 1419’ means the Lead Candidate coded by AstraZeneca as AZD 1419.

1.125	‘Aggregate Amount’ has the meaning defined in Section 9.4.1.

1.126	‘Anti-Corruption Laws’ means the US Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and any other Applicable Law for the prevention of fraud, corruption, racketeering, money laundering and/or terrorism.

1.127	‘Authority’ means any court or government body, whether national, supra-national, federal, state, local, foreign or provincial, including any political subdivision thereof, including any department, commission, board, bureau, agency, or other regulatory or administrative governmental authority or instrumentality, and further including any quasi-governmental person or entity exercising the functions of any of these.

1.128	‘Commercially Sensitive Information’ means any and all commercially or strategically sensitive information relating to the business of a Party or its Affiliates, including information about prices and pricing policies, cost structures and business strategies.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.129	‘External Interactions Policy’ means the AstraZeneca Global Policy — External Interactions available at www.astrazeneca.com following the links Responsibility / Code, policies & standards / Policies & standards / External interactions, as in force from time to time.

1.130	‘Group’ means a Party and its Affiliates.

1.131	‘Key Requirements’ means the key requirements to be met by AstraZeneca external contractors and suppliers as required by the External Interactions Policy, which requirements are set forth on Schedule 1.

1.132	‘Material Anti-Corruption Law Violation’ means a violation of an Anti-Corruption Law which would if it was publicly known, in the reasonable view of AstraZeneca, have a material adverse effect on Dynavax or on the reputation of AstraZeneca because of its relationship with Dynavax.

1.133	‘Phase I Study’ means the clinical study regarding AZD 1419 with the design, endpoint, number of subjects and time plan described, and otherwise as described, in the Amendment Development Phase I Study Plan, attached hereto as a Schedule 2.

1.134	‘Phase II a Study’ means the clinical study regarding AZD 1419 with the design, endpoint, number of subjects and time plan described, and otherwise as described, in the Amendment Development Phase II a Study Plan, attached hereto as a Schedule 3.

1.135	‘Phase II a Manufacturing Services’ means the manufacturing of Compound with a quality and in a quantity sufficient, and further in accordance with the specifications and conditions set forth in the Schedule 4, attached hereto, for the purpose of carrying out the Phase II a Study.

1.136	‘Sub-Contract’ means any contract between Dynavax and a third party pursuant to which Dynavax performs its obligations under this Agreement.

1.137	‘Sub-Contractor’ means a Person with whom Dynavax enters into a Sub-Contract or such Person’s employees, servants or agents, and any further third party with whom that Person enters into a sub-contract or such further third party’s employees, servants or agents.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.138	‘Toxicology Study’ means the twelve weeks toxicology studies being part of the Phase I Study as described in Schedule 5 attached hereto.

1.139	‘Dynavax Development Work’ means collectively the Phase II a Manufacturing Services, the Phase I Study, the Phase II a Study and the Toxicology Study.”

2.2 The following Sections shall be inserted immediately after Section 8.2 of the Agreement as new Sections 8.2.B and 8.2.C:

“8.2.B	Notwithstanding what is stated in Section 8.2, Dynavax shall be responsible for carrying out the Dynavax Development Work in accordance with what is stated herein. The obligations on Dynavax set forth in Sections 3.5.3, 3.5.4, first four sentences, and 3.8 regarding the Joint Research Programme shall apply mutatis mutandis to the Dynavax Development Work.

8.2.C	Without prejudice to what is stated in Section 8.3.2, Dynavax shall be responsible for developing Regulatory Documentation and preparing and submitting Regulatory Filings and, as applicable, maintain Health Registration Approvals for AZD1419 for the purpose of carrying out the Dynavax Development Work. Upon completion of the Dynavax Development Work and payment of the milestone in Section 9.4.1, such Regulatory Documentation, Regulatory Filing and, as applicable, Health Registration Approvals, shall be transferred to AstraZeneca free of charge in a format useful and suitable for AstraZeneca for the purpose of being be able to continue the Development and carry out Commercialisation in accordance with this Agreement. Sections 8.2, 8.3.4 and 8.3.5 shall during the course of the Dynavax Development Work apply mutatis mutandis to Dynavax regarding its conduct thereof.

Dynavax shall use Commercially Reasonably Efforts to carry out the Dynavax Development Work, provided, however, that (i) insofar it relates to timelines and resource allocation Dynavax will be allowed to carry out the Dynavax

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Development Work at its sole discretion in accordance with those timeline and resource allocation parameters set forth in the Amendment Development Study Plan and (ii) for the purpose of deciding Commercially Reasonably Efforts under this Section 8.2.C, and without prejudice to what is otherwise stated in Section 1.28, Dynavax’ efforts and resources shall be those commonly used by a biotechnology company of similar size and position. For the avoidance of doubt, AstraZeneca’s obligation to use Commercially Reasonable Efforts as set forth in Sections 8.2 and 8.10 shall be deemed to have been fulfilled, and deemed to continue to be fulfilled, for as long as the Dynavax Development Work is ongoing.

8.2.D	Immediately upon completion of the Dynavax Development Work, or at any time before such completion as decided from time to time by the JSC, Dynavax shall make available and transfer to AstraZeneca any Dynavax Know-How, compounds and other materials generated by or on behalf of Dynavax, solely or jointly with AstraZeneca or any Third Party, in the course of the Dynavax Development Work in a format useful and suitable for AstraZeneca to be able to continue the Development and carry out Commercialisation in accordance with this Agreement.”

2.3 The following paragraph shall be inserted immediately after Section 8.9 as new Sections 8.9.B and 8.9.C:

“8.9.B

(i) Notwithstanding what is stated in Section 8.9, the Parties have agreed on a total estimated cost required for the Dynavax Development Work to be twenty-two million U.S. Dollars ($22,000,000) allocated as set forth in b) through e), which funding is reasonably assessed to cover all Dynavax’ fully loaded costs for all activities contained therein and all costs for outsourcing of services and other Third Party contracts required for the Dynavax Development Work. Upon completion of each activity as set forth under b) through e) the Parties shall reconcile the amounts in accordance with what is stated in Section 8.9.C.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AstraZeneca shall, subject to what is stated under sub-section (ii), provide the following funding as the sole compensation, subject to the reconciliation set forth in Section 8.9.C, to Dynavax for carrying out the Dynavax Development Work:

(a)	three million U.S. Dollars ($3,000,000) at signing of this Amendment

(b)	[***]

(c)	[***]

(d)	[***]

(e)	[***]

AstraZeneca shall pay Dynavax the amounts specified in b) through e) above no later than [***] days ahead of the planned start of the activity concerned and the amount under a) within [***] days of such event.

(ii) Should AstraZeneca at its discretion decide not to provide certain funding as set forth under sub-section (i)(b) through (e), then AstraZeneca may refrain from doing so and notify Dynavax thereof and, for the avoidance of doubt, such payment shall not become due regardless of whether this Agreement has expired or not. Upon Dynavax’ receipt of such notice AstraZeneca shall be deemed to have served notice under Section 20.2 of its determination that it does not wish to pursue any of the activities mentioned in the first sentence thereof. Notwithstanding the foregoing, should AstraZeneca subsequently confirm to Dynavax in writing that it does not intend to terminate this Agreement in accordance with Section 20.2, or does not serve notice to terminate this Agreement in its entirety in accordance with said Section 20.2 within [***] months of having served the notice first mentioned in this sub-section (ii), then the payment concerned shall become due and payable within [***] days of such written confirmation or the expiration of such [***] months period, whichever is the earlier.”

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

8.9.C	Upon completion of each activity under Section 8.9.B b) through e) Dynavax shall forthwith disclose to AstraZeneca in sufficient detail the costs spent or incurred by Dynavax for the activity concerned. Should such total cost spent or incurred for a certain activity exceed the amount paid for by AstraZeneca for such activity then upon AstraZeneca’s reasonable determination that such excess amount has been legitimately incurred or spent for such activity, AstraZeneca shall within [***] days of having received specification of costs in such detail that AstraZeneca can reasonably make such assessment pay to Dynavax the balance or such part of the balance that [***] reasonably considers legitimate for the purpose of carrying out the activity concerned. Should the total spend and costs incurred have been lower than the amount paid for by AstraZeneca for the activity concerned then AstraZeneca may offset the amount corresponding to the excess paid by AstraZeneca when doing the next payment under c) through e), or, if no such additional payment is due, from the next milestone payment under Section 9.4 or, if necessary, from royalty payments under Section 10.1. Should no further milestone or other payment be due, whether due to AstraZeneca’s termination of this Agreement or otherwise, then Dynavax shall repay the amount concerned to AstraZeneca within [***] days of the date of completion of the activity concerned. This Section 8.9.0 shall survive the expiration or termination of this Agreement.

2.4 Sections 9.4.1 and 9.4.2 in their current wording are hereby deleted, and for the avoidance of doubt the milestone payments covered thereunder will not become due, and replaced by a new Section 9.4.1:

“9.4.1

twenty million U.S. Dollars ($20,000,000) within [***] days of Dynavax’ delivery of the final report from the Phase II a Study; provided, however, that should AstraZeneca provide Dynavax notice in accordance with Section 20.2 of its determination as set forth in such Section, then the milestone

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

payment under this Section 9.4.1 shall not become due; provided, however, that in case AstraZeneca subsequently confirms to Dynavax in writing that it does not intend to terminate this Agreement in accordance with Section 20.2, or does not serve notice to terminate this Agreement in its entirety in accordance with said Section 20.2 within [***] months of having served the notice first mentioned in this Section 9.4.1, then such milestone payment shall become due and payable within [***] days of such written confirmation or the expiration of such [***] months period, whichever is the earlier.

Notwithstanding the foregoing, should the actual aggregate amount for the Dynavax Development Work spent or incurred by Dynavax and paid for by AstraZeneca pursuant to Section 8.9.B (i) and 8.9.0 (the “Aggregate Amount”) exceed the total amount set forth in Section 8.9.B (i) (i.e. $22,000,000) by more than [***], or should the Dynavax Development Work not have been completed by [***] (the “Completion Date”), then the amount set forth in the first paragraph of this Section 9.4.1 shall be deemed [***] and, for the avoidance of doubt, the balance shall not become due. Without prejudice to the foregoing, the JSC may decide that a certain amount spent or incurred by Dynavax shall not be taken into account for the purpose of establishing whether and to what extent the Aggregate Amount has exceeded the total amount set forth in Section 8.9.B(i), or that the Completion Date shall be changed; in which case such certain amount spent or incurred shall be disregarded for the purpose of such calculation or such new date be deemed the Completion Date. Should, however, the JSC decide that the scope or nature of the Dynavax Development Work shall be modified then the resulting increase or decrease in costs paid for by AstraZeneca shall for the purpose of the calculation in this second paragraph of Section 9.4.1 mean a corresponding increase or decrease, as applicable, in the amount set forth in Section 8.9.B(i) and the resulting increase or decrease in time required to complete the Dynavax Development Work shall mean a corresponding adjustment of the Completion Date.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

The space for Section 9.4.2 shall be left blank and Sections 9.4.3 through 9.4.11 shall retain their numbering as per the Agreement.

2.5 Section 6.3.1 of the Agreement shall be amended to read as follows:

“6.3.1	a worldwide, fully paid, non-exclusive licence, with the right to sublicense, under the AstraZeneca Technology and AstraZeneca’s rights and interest in the Collaboration Technology solely to perform Dynavax’ portion of the Research obligations and its obligations under the Dynavax Development Work under this Agreement with respect to Dynavax ISS and Collaboration ISS, CDs, Products and Combination Products in the Field and in the Territory.”

For the avoidance of doubt, the remainder of Section 6.3 shall remain in full force and effect in accordance with its wording.

2.6 The following paragraph shall be inserted as a new second sentence in Section 4.14:

“Notwithstanding the foregoing, the mandate and responsibility of the JSC set forth for the Joint Research Programme shall be extended to apply during the Dynavax Development Work and what is stated in Section 4.8, other than in sub-sections 4.8.2, 4.8.4, 4.8.8, 4.8.9, 4.8.10, 4.8.11, 4.8.15 and 4.8.16, through 4.12 regarding the Joint Research Programme shall apply mutatis mutandis regarding the Dynavax Development Work. Following completion of the Dynavax Development Work the JSC shall be dissolved. For the avoidance of doubt, the JPT shall be deemed to have been dissolved in accordance with Section 4.7 and shall not have any role as part of the Dynavax Development Work.”

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.7 The following clauses shall be inserted immediately after Section 18.5 as new Sections 18.6 through 18.15.

“18.6	Except as disclosed to AstraZeneca in writing, to the knowledge of Dynavax, neither Dynavax in any of its activities whatsoever, nor any Affiliates, consultants, agents, representatives or Sub-Contractors in any of their activities connected with this Agreement has taken any action after the Effective Date which was a Material Anti-Corruption Law Violation at the time it was taken, nor has any of them been formally notified that they are subject to an investigation by a Regulatory Authority for a Material Anti-Corruption Law Violation.

18.7	Dynavax shall at all times during the Term be an entity that is appropriately authorized to perform its obligations under this Agreement under Applicable Law and shall at all times have a sufficient financial capacity to meet its obligations under this Agreement.

18.8	Dynavax shall ensure that it, its Affiliates and the officers, employees and directors of Dynavax and its Affiliates are aware of and trained in their obligations under Anti-Corruption Laws, and that all consultants, agents, representatives and Sub-Contractors of Dynavax and its Affiliates who have a connection with this Agreement are aware of and trained in their obligations under Anti-Corruption Laws.

18.9	Dynavax shall immediately inform AstraZeneca in the event that Dynavax receives a formal notification that it is the target of a formal investigation by a Regulatory Authority for a Material Anti-Corruption Law Violation. Dynavax shall immediately inform AstraZeneca in the event that Dynavax receives information from any of its Affiliates or from any consultants, agents, representatives or Sub-Contractors of Dynavax or its Affiliates connected with this Agreement that any of them is the target of a formal investigation by a Regulatory Authority for a Material Anti-Corruption Law Violation.

18.10	Dynavax shall ensure that no officer, employee or director of Dynavax in any of their activities and that no Affiliate, consultant, agent, representative or Sub-Contractor of Dynavax or its Affiliates who has a connection with this Agreement:

(A)

directly or indirectly offers, promises, pays, gives, or authorises any offer, promise, payment or gift of money or anything else of value to any Person, including by way of a facilitation or grease payment, with the intention of or as a condition to inducing any

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Person to carry out a duty or function improperly or to reach a favourable decision on an improper basis. This includes providing improper benefits of any kind (including by way of preceptorships or sponsorships) to any Regulatory Authority, governmental official, healthcare professional and/or organisation, university, research centre, patient, supplier, charity or patient group, in each case whether companies or individuals, to obtain or retain business or to secure any improper advantage for AstraZeneca or any of its Affiliates; or

(B)	directly or indirectly solicits any offer or promise or receives any payment or gift of money or anything else of value from any Person, including by way of a facilitation or grease payment, with the intention of or as a condition to inducing any officer, employee, director, consultant, agent or representative of Dynavax or its Affiliates to carry out a duty or function improperly or to reach a favourable decision on an improper basis. This includes soliciting or receiving improper benefits of any kind (including by way of preceptorships or sponsorships) from any Regulatory Authority or other governmental official, healthcare professional and/or organisation, university, research centre, patient, supplier, charity or patient groups, in each case whether companies or individuals, to obtain or retain business or to secure any improper advantage for AstraZeneca or any of its Affiliates.

18.12	Dynavax shall ensure that no officer, employee, director, consultant, agent, representative or Sub-Contractors of Dynavax or its Affiliates takes any action which could render any member of the AstraZeneca Group liable under any Anti-Corruption Laws or would cause any employee of the AstraZeneca Group to be in violation of the Code of Conduct.

18.13	In addition to the requirements set forth above in Sections 18.6 through 18.12, Dynavax confirms that it has read and will comply with the Key Requirements or its own similar requirements.

Dynavax shall not enter into any transaction in any country or with any Person if such transaction is restricted under United States, United Nations, European Union or other Applicable Law regarding exports (“Export Regulations”) (irrespective of whether Dynavax itself is subject to such Export Regulations) without having first obtained all relevant regulatory approvals and the prior written approval of AstraZeneca.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

18.14	Dynavax will not in connection with this Agreement or any part of its business engage or employ children under the age of 14, and Dynavax shall not be in any way engaged in any form of slavery or practice similar to slavery, such as the sale and trafficking of women or children, debt bondage or forced or compulsory labour.

18.15	Monitoring and Audit.

18.15.1	For the Term and [***] years thereafter, Dynavax shall for the purpose of auditing and monitoring its performance of this Agreement grant (or procure the grant) to AstraZeneca, its Affiliates, any auditors of any of them and any Regulatory Authority the right of access to any premises of Dynavax, its Affiliates or any Sub-Contractors used in connection with this Agreement, together with a right to access personnel and records that relate to this Agreement (“Audit”). To the extent that any Audit or any audit, inspection or review under any other provision of this Agreement by AstraZeneca requires access and review of any Commercially Sensitive Information of Dynavax, its Affiliates or any Sub-Contractors, such activity shall be carried out by a non-Affiliate third party professional advisor appointed by AstraZeneca, and such professional advisors shall only report back to AstraZeneca such information as is directly relevant to informing AstraZeneca on Dynavax’ compliance with the particular provisions of the Agreement being audited, reviewed or inspected.

18.15.2	Dynavax shall provide or procure all co-operation and assistance during normal working hours reasonably required by AstraZeneca for the purposes of an Audit. AstraZeneca shall procure that any auditor enters into a confidentiality agreement equivalent to Section 13 in all material respects. AstraZeneca shall instruct any auditor or other Person given access in respect of an Audit to cause the minimum amount of disruption to the business of Dynavax and its Affiliates and to comply with relevant building and security regulations.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

18.15.3	AstraZeneca has policies and procedures in place to monitor and review performance by its third party contractors. Dynavax shall cooperate with AstraZeneca in relation to such monitoring and review, and shall supply all information relating to this Agreement reasonably required by AstraZeneca (or to its Auditors, in the case of Commercially Sensitive Information). The Parties shall bear their own costs of an Audit or rendering assistance under this Section 18.15.”

2.8 The following Sections shall be added after Section 20.2 as new Sections 20.2.B, 20.2.0 and 20.2. D:

“20.2.B	Dynavax acknowledges that its undertakings given in Section 18.6 through 18.15 are material to AstraZeneca in entering into a relationship with Dynavax. Notwithstanding any other provision of this Section 20 or otherwise under this Agreement, if AstraZeneca becomes aware of [***] breach of any of these undertakings, then AstraZeneca shall be entitled to terminate this Agreement, and any other agreement between the Parties, on notice with immediate effect. Subject to the accrued rights of the Parties prior to termination, AstraZeneca shall have no liability to Dynavax for any fees, reimbursements or other compensation or for any loss, cost, claim or damage resulting, directly or indirectly, from such termination.

20.2.C	This Agreement may further, notwithstanding any other provision of this Section 20 or otherwise under this Agreement, be terminated upon:

(i)	AstraZeneca giving written notice to Dynavax in the event of [***];

(ii)	AstraZeneca giving written notice to Dynavax in the event of [***].”

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.9 What is stated in Sections 20.7.3 and 20.7.4 regarding termination of the Agreement pursuant to Sections 20.2 or 20.3 shall equally apply to termination pursuant to Sections 20.2.B and 20.2.C; provided, however, that should AstraZeneca terminate this Agreement with reference to Section 20.5.1 because of breach of any of Sections 18.6 through 18.15 then, for the avoidance of doubt, what is stated in Section 20.7.3 regarding consequences of such termination shall apply instead.

3	Amendment Effective Date

This Amendment shall become effective on the Amendment Effective Date.

4	Entire Agreement

This Amendment, together with the Agreement, constitutes the entire agreement between the Parties with respect to the subject matter of the Agreement. The Agreement together with this Amendment supersedes all prior agreements, whether written or oral, with respect to the subject matter of the Agreement, as amended. Each Party confirms that it is not relying on any statements, representations, warranties or covenants of any person (whether a Party to this Agreement or not) except as specifically set out in the Agreement as amended. Nothing in this Amendment is intended to limit or exclude any liability for fraud. All Schedules referred to in this Amendment are intended to be and are hereby specifically incorporated into and made a part of the Agreement. The Parties hereby agree that subject to the modifications specifically stated in this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Execution

THIS AGREEMENT IS EXECUTED by the authorised representatives of the Parties as of the date first written above.

SIGNED for and on behalf of	SIGNED for and on behalf of

AstraZeneca AB (publ)	Dynavax Technologies Corporation

/s/ Anders Burén	/s/ Michael S. Ostrach

Signature	Signature

Name: Anders Burén	Name: Michael S. Ostrach

Title: Authorised Signatory	Title: Vice President

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 1

KEY REQUIREMENTS — EXTERNAL INTERACTIONS POLICY

1.	GIVING ITEMS OF VALUE TO HCPS/HCOS/PAYERS/PUBLIC OFFICIALS

1.1	The Counterparty must respect the independence of HCPs, HCOs, HCP Service Providers, Payers and Public Officials in whatever capacity they act.

1.2	The Counterparty must not seek to influence or reward HCPs, HCOs, HCP Service Providers, Payers or Public Officials in any improper way.

2.	PRODUCT INFORMATION AND PROMOTION

Counterparties engaged in any Promotion or Promotional Activity for AstraZeneca products must ensure:

(A)	all Promotional Activities and Promotional Materials are accurate, fair and balanced.

(B)	all Promotional Activities and Promotional Materials are free from ambiguity and allow the therapeutic value of AstraZeneca products to be assessed by HCPs and HCOs in the interest of optimal patient care.

(C)	Promotional Activities do not compromise the independence of decisions taken by HCPs and HCOs in prescribing medicines for patients, or the recommendation, purchase, administration, authorisation or supply of AstraZeneca products.

(D)	AstraZeneca Products are only promoted when the time is right to do so (which will never be before the AstraZeneca Product has been given the necessary market approvals). Off Label uses of AstraZeneca products must never be promoted.

3.	NON-PROMOTIONAL COMMUNICATIONS REGARDING OUR PRODUCTS

Counterparties engaged in Non-Promotional Communications regarding AstraZeneca products:

3.1	Must support the safe and effective use of AstraZeneca products. Counterparties must not provide medical advice to members of the general public, but Counterparties may provide Non-Promotional educational and scientific information where this is appropriate and permitted by local law.

3.2	Must never undermine the relationship between HCPs and their patients. All health-related information provided to members of the general public must be accurate, fair, not misleading, and support HCP-patient interaction.

4.	MEETINGS AND ASSOCIATED HOSPITALITY

Counterparties engaged in organising meetings and associated hospitality relating to their activities for AstraZeneca must:

4.1	Ensure that every aspect of the Meeting is in keeping with the ABAC Principles, the External Interactions Policy and other AstraZeneca global policies and standards communicated by AstraZeneca to the Counterparty, and must in any event be appropriate in all the circumstances.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4.2	Meetings organised or sponsored by, or with the participation of, the Counterparty must always have an objectively justifiable business and/or medical education purpose.

4.3	The venue and conduct of Meetings must always be modest, and appropriate for the business and/or medical education purpose of the Meeting.

4.4	Those AstraZeneca policies concerning payment, compensation or reimbursement for the attendance of HCPs, HCOs, HCP Service Providers, Payers and/or Public Officials at meetings which are provided to Counterparty must be strictly adhered to in all circumstances.

4.5	The venue, conduct or other arrangements made for Meetings must never be used to reward, influence or induce HCPs, HCOs, Payers or Public Officials to give the Counterparty business or a business advantage, nor create any appearance of doing so.

5.	ENGAGING HCPS AND OTHER MEDICAL AND SCIENTIFIC CONSULTANTS TO PROVIDE SERVICES TO THE COUNTERPARTY

5.1	Interactions with HCP Service Providers must at all times be professional exchanges, designed to enhance the practice of medicine to benefit patients.

5.2	Interactions with HCP Service Providers must be marked by integrity, transparency, ethical conduct and full compliance with applicable laws, regulations and accepted industry codes of practice and the relevant AstraZeneca policies communicated to the Counterparty.

5.3	HCP Service Providers must only be engaged where there is a legitimate need for their services and the relevant person is an appropriate candidate based on their qualifications and experience in the relevant subject matter or activity.

5.4	The level of compensation provided to an individual HCP Service Provider must not have, and must not create an impression that either Counterparty or AstraZeneca has undue influence on that HCP Service Provider due to the level of compensation received by that HCP Service Provider or otherwise.

6.	SAMPLES

6.1	Samples of AstraZeneca products must only be distributed to enable patients, through their HCPs, to become familiar with AstraZeneca products; to enable HCPs to gain experience with the use and prescription of an AstraZeneca product; to determine a particular patient’s response to an AstraZeneca product; or to evaluate clinical responses to an AstraZeneca product more widely. Samples must not be distributed for any other purposes.

6.2	Samples must never be provided to HCPs for the purpose of enabling the HCP to profit or gain a business advantage from the use of the sample, or for any other improper purpose.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.	DONATIONS, GRANTS, SPONSORSHIP AND PARTNERSHIPS

7.1	Counterparty should be committed to making a positive contribution to its local communities and supporting the work of others in the healthcare environment through contributions to charities or other non-profit organisations established for research, educational and/or charitable purposes; sponsorship of activities that may enhance Counterparty’s reputation; and, working in partnership with other organisations.

7.2	All such contributions and support by Counterparty must always be open and transparent.

7.3	Counterparty must be vigilant to ensure that any support provided in the form of Donations, Grants and Sponsorship or through Partnerships (collectively, “Support”) does not seek to improperly influence decisions concerning the supply or use of AstraZeneca products or the conduct of Counterparty’s business more generally, and that it is not provided in circumstances where it could be misconstrued as such.

8.	PATIENT GROUPS

Where Counterparty has interactions with Patient Groups in connection with AstraZeneca products:

8.1	Counterparty must be committed to the advancement and understanding of medicines through open and transparent support of Patient Groups, which may include the provision of Donations and Sponsorship (often comprising or including in-kind assistance) of projects designed to enhance patient welfare.

8.2	No support must be given by Counterparty to a Patient Group in order to influence decisions concerning the supply or use of AstraZeneca products, nor made in circumstances where it could be misconstrued.

9.	MARKET RESEARCH

Where the Counterparty is authorised to conduct Market Research in respect of AstraZeneca products:

9.1	Market Research activities in respect of AstraZeneca products must only be undertaken and used to address the Counterparty’s unmet information and business needs so that it is able to make better business decisions.

9.2	Market Research activities must not be undertaken or used to promote AstraZeneca products or to reward HCPs and HCOs for their willingness to prescribe, recommend or use the Products.

10.	NON-INTERVENTIONAL STUDIES

10.1	Counterparty must never in connection with any activities for AstraZeneca be involved in the decision to place a particular patient on a specific medicine. That decision must be made solely by the patient’s HCP.

10.2	If there is a NIS relating to an AstraZeneca product, Counterparty must ensure the prescription of the AstraZeneca product is clearly separated from the decision to include a patient in an NIS. NISs must not include any additional procedures (diagnostic or monitoring) and be observational in nature. All collected data must undergo a formal analysis.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

11.	INVESTIGATOR SPONSORED STUDIES

11.1	The Counterparty must recognise the importance of ISSs in expanding scientific knowledge related to potential uses of AstraZeneca products.

11.2	The Counterparty may provide support to an ISS if its activities for AstraZeneca are suitable for an ISS. The Counterparty must not , be considered to be the sponsor or undertake responsibilities which the applicable regulatory authority has designated as responsibilities of the sponsor.

12.	DEFINITIONS

The following capitalised terms have the following meanings for purposes of this Schedule:

“Consultant” means an HCP contracted and retained by the Counterparty to provide services to the Counterparty.

“Donation” means monetary or funding given by the Counterparty to charities/non-profit organisations for which no return is required by or provided to the Counterparty.

“Gift” means any benefit of any kind, including but not limited to money, vouchers, goods, services or other non-financial benefits provided as a mark of appreciation or friendship.

“Grant” means a Donation that is such for a purpose specified by the Counterparty.

“HCO” means any healthcare organisation, which includes hospitals and other healthcare organisations, health insurers (including managed care organisations), pharmacies and formulary or benefit administrators and relevant staff and other individuals employed by, or otherwise affiliated with, such entities who may or do prescribe, administer, recommend, purchase, pay for, reimburse, authorise, approve or supply any AstraZeneca product or AstraZeneca service sold or provided by the Counterparty.

“HCP” means a healthcare professional, including any member of the medical, dental, pharmacy or nursing professions, along with their relevant associated administrative staff who may or does prescribe, administer, recommend, purchase, pay for, reimburse, authorise, approve or supply any AstraZeneca product or AstraZeneca service sold or provided by the Counterparty.

“HCP Service Provider” means an HCP, HCO or other medical or scientific advisor or company retained by the Counterparty to provide contracted services.

“Hospitality” means meals and invitations or tickets to social, entertainment, cultural or sporting events.

“ISS” means a clinical study that is independently initiated, designed and conducted by an external investigator (who assumes both the sponsor and principal investigator role) or medical institution, collaborative research group or academic research organisation (which assumes the Sponsor role and appoints principal investigator(s) for the study).

“Market Research” means the systematic gathering and interpretation of quantitative or qualitative data on the market environment from HCPs and patients using statistical and analytical methods to gain insight and support decision making. It does not include the gathering and interpretation or ‘real world evidence’.

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Meeting” means a meeting attended by one or more HCPs, HCOs, Payers or Public Officials which the Counterparty has organised or sponsored or which an external organisation (e.g. a medical society) has organised and for which the Counterparty has arranged or sponsored Speakers or Consultants.

“NIS” means a study where the Product is prescribed in the usual manner in accordance with the terms of the marketing authorisation.

“Non-Promotional Activity” means activities which are not Promotional Activities.

“Off Label” means inconsistent with the locally authorised prescribing information for an AstraZeneca product, including indications, uses, doses, or populations that are not included in the local marketing authorisation.

“Partnership” means an agreement that the Counterparty enters into with an organisation to deliver specific measurable outcomes that are solely directed to ensuring patient welfare, including partnerships with non-profit organisations to deliver outcomes that are for the public good.

“Patient Group” means a non-profit organisation (including umbrella organisations to which they belong) mainly composed of patients and/or caregivers that represent and/or support the needs of patients and/or caregivers.

“Payer” means an entity, other than the patient, that finances or reimburses the cost of prescription drugs or healthcare services, e.g. insurance carriers, either private or public (governmental), health plans, or health plan sponsors (employers or unions).

“Promotion,” “Promotional” and “Promotional Activity” means any activity undertaken, organised or sponsored by or on behalf of the Counterparty that is intended to promote the prescription, recommendation, supply, administration, sale or consumption of an AstraZeneca products or services through all media, including the internet.

“Promotional Materials” means any Promotional items or communications that mention an AstraZeneca product name or contain AstraZeneca product or medical information, which are intended for use with, or dissemination to, HCPs and HCOs in a promotional manner.

“Public Officials” are individuals who (i) hold a legislative, administrative or judicial position of any kind whether appointed or elected; (ii) exercise a public function for a country or territory, or any public agency or public enterprise of that country or territory; or (iii) act as an official or agent of a public international organisation.

“Sample” means a unit of an AstraZeneca pharmaceutical product that is not to be sold but is provided free of charge to an HCP to allow the HCP and an appropriate patient to determine tolerability and effectiveness of the AstraZeneca product.

“Speaker” means an HCP Service Provider engaged by the Counterparty to speak on behalf of the Counterparty at a Meeting.

“Sponsorship” means the provision of funding in monetary or non-monetary form for an activity or initiative where the Counterparty’s name is associated with the activity, the funding is dedicated to a certain pre-defined initiative/activity and the Counterparty may receive an opportunity to engage in certain activities in association with the sponsorship that may enhance its reputation (such as providing an exhibition stand at a meeting).

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 2

Phase 1 Study Plan

[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 3

Phase 2a Study Plan

[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 4

Phase 2a Manufacturing Services

[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Schedule 5

12 week Toxicology Studies in Mice and Non-human Primates

[***]

[***] = Certain confidential information contained in this document, marked by brackets, is filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.